Exhibit 10.3

Certain portions of this exhibit (indicated by “[***]”) have been omitted in compliance with Regulation S-K Item 601(b)(10)(iv) as the Company determined the omitted information (i) is not material and (ii) is the type that the Company customarily and actually treats as private or confidential.

AGENUS INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of June 3, 2025, by and among Agenus Inc., a Delaware corporation (the “Company”), and Zynext Ventures USA LLC (“Purchaser”).

RECITALS

WHEREAS, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, 2,133,333 shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”), on the terms and conditions set forth in this Agreement;

WHEREAS, the Company and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
AGREEMENT TO PURCHASE AND SELL STOCK.
(a)
Authorization. The Company’s Board of Directors (the “Board”) has authorized the issuance and sale, pursuant to the terms and conditions of this Agreement, of the Purchased Shares.
(b)
Agreement to Purchase and Sell Securities. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase, and the Company agrees to sell and issue to Purchaser, at the Closing (as defined below), the Purchased Shares for the aggregate purchase price of $15,999,997.50, which represents a price per Purchased Share of $7.50.
(c)
Use of Proceeds. The Company intends to apply the net proceeds from the sale of the Purchased Shares for working capital and general corporate purposes, including to advance the development, registration and commercialization of its product candidates.
2.
CLOSING. The purchase and sale of the Purchased Shares shall take place via remote exchange of documents simultaneously with the closing of the Asset Purchase (as defined below) or at such other time and place as the Company and Purchaser mutually agree upon (which time and place are referred to in this Agreement as the “Closing”). At the Closing, the Company shall, against delivery of payment for the Purchased Shares by wire transfer of immediately available funds in accordance with the Company’s instructions set forth in Exhibit A attached hereto, authorize its transfer agent to issue to Purchaser (or its nominee in accordance with Purchaser’s delivery instructions) in global form through a book-entry account maintained by the Company’s transfer agent, a number of shares of Common Stock representing the number of Purchased Shares, and bearing the legend set forth in Section 4(l) herein. The date of the Closing is referred to herein as the Closing Date.
3.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the SEC Documents (as defined below) (other than as to the Fundamental Representations, which are not so qualified), the Company hereby makes the following representations and warranties to Purchaser, as of the date hereof (except for the representations and warranties that speak as of a specific date, which shall be made as of such date). “Fundamental Representations” means the representations and warranties made by the Company in Sections 3(a) (Organization Good Standing and Qualification), 3(b) (Capitalization), 3(c) (Due Authorization), 3(d) (Valid Issuance of Shares), 3(e) (Governmental Consents), 3(f) (Non-Contravention), 3(l) (SEC Documents), 3(y) (Price Stabilization of Common Stock), 3(aa) (General Solicitation); 3(bb) (No Integrated Offering), 3(dd) (Nasdaq Listing Matters), 3(ee) (Brokers and Finders), 3(ff) (No Disqualification Events), 3(kk) (Investment Company), and 3(ll) (Reliance by the Purchaser).
(a)
Organization Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to (i) carry on its business as presently conducted and (ii) enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. Each of the Company’s subsidiaries has been duly incorporated or organized and is validly existing, has full corporate or other power and authority necessary to conduct its business as presently conducted, and is qualified to do business and is in good standing in all jurisdictions in which the failure to be in good standing or be so authorized or qualified would have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, financial condition, results of operations, assets or liabilities of the Company and its subsidiaries, taken as a whole.
(b)
Capitalization. The capitalization of the Company, prior to the issuance of the Purchased Shares, is as follows:
(i)
The authorized capital stock of the Company consists of 800,000,000 shares of Common Stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).
(ii)
As of May 14, 2025, the issued and outstanding capital stock of the Company consisted of (A) 27,851,868 shares of Common Stock (other than as described to the Purchaser) and (B) 31,620 shares of Preferred Stock. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.
(iii)
As of May 14, 2025, the Company had (1) 5,211,870 shares of Common Stock issuable upon exercise of outstanding options and (2) 1,032,052 shares of Common Stock issuable upon exercise of outstanding warrants.
(iv)
As of May 14, 2025, the Company’s outstanding 31,620 shares of Preferred Stock were convertible into 16,666 shares of Common Stock.
(v)
As of May 14, 2025, the Company had 12,984 shares of Common Stock reserved for issuance under its equity incentive plans.

With the exception of the foregoing in this Section 3(b), as of May 14, 2025, there were no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company, and there were no commitments, plans or arrangements to issue any shares of Common Stock (other than as described to the Purchaser) or any security convertible into or exchangeable for Common Stock.

(c)
Due Authorization. All corporate actions on the part of the Company necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares being sold under this Agreement have been taken, no further consent or authorization of the Company or the Board or its stockholders is required, and this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by (1) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors’ rights generally and (2) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.
(d)
Valid Issuance of Purchased Shares.
(i)
Purchased Shares. The Purchased Shares will be, upon payment therefor by Purchaser in accordance with this Agreement, duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.
(ii)
Compliance with Securities Laws. Subject to the accuracy of the representations made by Purchaser in Section 4 hereof, the Purchased Shares (assuming no change in applicable law and no unlawful distribution of the Purchased Shares by Purchaser or other parties) will be issued to Purchaser in compliance with applicable exemptions from (A) the registration and prospectus delivery requirements of the Securities Act and (B) the registration and qualification requirements of all applicable securities laws of the states of the United States.
(e)
Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or notice to, any federal,

state or local governmental authority or self regulatory agency on the part of the Company is required in connection with the issuance of the Purchased Shares to Purchaser, or the consummation of the other transactions contemplated by this Agreement, except (i) such filings as have been made prior to the date hereof, (ii) such filings as may be required by the Nasdaq Capital Market (“Nasdaq”) and (iii) such additional post-Closing filings as may be required to comply with applicable state and federal securities laws and the listing requirements of Nasdaq.
(f)
Non-Contravention. Assuming the accuracy of the representations and warranties made by Purchaser in Section 4 hereof, the execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including issuance of the Purchased Shares), do not (i) contravene or conflict with the Certificate of Incorporation (the “Certificate of Incorporation”) or Bylaws (the “Bylaws”) of the Company; (ii) constitute a violation of any provision of any federal, state, local or foreign law, rule, regulation, order or decree applicable to the Company; or (iii) constitute a default (with or without notice or lapse of time or both) or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any material benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company under, any material contract to which the Company is a party or any material permit, license or similar right relating to the Company or by which the Company may be bound or affected, except in the case of clauses (ii) and (iii), for such violations, breaches or defaults as would not be reasonably likely to have a Material Adverse Effect.
(g)
Litigation. There is no action, suit, proceeding, claim, arbitration or investigation (“Action”) pending or, to the Company’s knowledge, threatened in writing: (i) against the Company, its activities, properties or assets, or any officer, director or employee of the Company in connection with such officer’s, director’s or employee’s relationship with, or actions taken on behalf of, the Company, that is reasonably likely to have a Material Adverse Effect on the Company (except as set forth on Schedule 3(g)), or (ii) that seeks to prevent, enjoin, alter, challenge or delay the transactions contemplated by this Agreement (including the issuance of the Purchased Shares). The Company is not a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that is reasonably likely to have a Material Adverse Effect. Neither the Company nor any subsidiary, nor to the knowledge of the Company, any director or officer of the Company or any subsidiary, is, or within the last ten years has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws relating to the Company or such subsidiary or a claim of breach of fiduciary duty relating to the Company or such subsidiary.
(h)
Compliance with Law; Permits. The Company has complied and is currently in compliance with all applicable statutes, laws, rules, regulations and orders of the United States of America and all states thereof, foreign countries and other governmental bodies and agencies having jurisdiction over the Company’s business or properties, except for any instance of non-compliance that has not had, and would not reasonably be expected to have, a Material Adverse Effect. The Company has all required licenses, permits, certificates and other authorizations (collectively, “Governmental Authorizations”) from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to possess currently such Governmental Authorizations has not had and is not reasonably expected to have a Material Adverse Effect. The Company has not received any written notice regarding any revocation or material modification of any such Governmental Authorization, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, has had or would reasonably be expected to result in a Material Adverse Effect.
(i)
Compliance with Health Care Laws. The Company and its subsidiaries are in compliance in all material respects with all Health Care Laws to the extent applicable to the Company’s current business and research use only products. For purposes of this Agreement, “Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. Section 301 et seq.) and the Public Health Service Act (42 U.S.C. Section 201 et seq.), and the regulations promulgated thereunder; (ii) all applicable federal, state, local and foreign health care fraud and abuse laws, including, without limitation, the Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)); (iii) HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.); (iv) the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010; (v) the European Union (“EU”) Clinical Trials Regulation (Regulation (EU) No. 536/2014); (vi) the EU Regulation regarding community procedures for authorization and supervision of medicinal products for human and veterinary use and establishing a European Medicines Agency (Regulation (EC) No. 726/2004); (vii) licensure, quality, safety and accreditation requirements under applicable federal, state, local or foreign laws or regulatory bodies; (viii) all other local, state, federal, national, supranational and foreign laws, relating to the regulation of the Company or its subsidiaries, and (ix) the regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof. Neither the Company nor any of its subsidiaries has received written or, to the Company’s knowledge, oral notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in material violation of any Health Care Laws nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened. The Company and its subsidiaries have filed, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission). Neither the Company nor any of its subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. Additionally, neither the Company nor any of its subsidiaries nor any of their respective employees, officers, directors, or, to the knowledge of the Company, agents has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that would reasonably be expected to result in debarment, suspension, or exclusion.
(j)
Compliance with Regulatory Requirements. Any preclinical tests and studies or clinical trials conducted by, on behalf of, or sponsored by the Company or any of its subsidiaries in the past three (3) years (“Studies”), were and, if still pending, are being conducted in all material respects in accordance with all applicable laws and regulations and protocols governing the conduct of such Studies, the protocols, procedures and controls submitted to the FDA or any foreign governmental body exercising comparable authority (together with the FDA, the “Regulatory Authorities”), and any conditions of approval and policies imposed by any institutional review board, ethics review board or committee responsible for the oversight of such preclinical tests and studies and clinical trials. The descriptions of the Studies contained in the SEC Documents are accurate in all material respects; to the knowledge of the Company, there are no other preclinical studies and clinical trials, the results of which are inconsistent with or would call into question the results described in the SEC Documents in any material respect; and neither the Company nor any of its subsidiaries has received any written notice or correspondence from the FDA or any other Regulatory Authority or institutional review board exercising comparable authority requiring or threatening the termination, suspension, or clinical hold of Studies, where such termination, suspension or clinical hold would reasonably be expected to have a Material Adverse Effect. Neither the Company nor its officers, employees or, to the knowledge of the Company, any agents involved in development of any new data included in the Company’s regulatory filings (for clarity, not including any third-party data or publications relied upon the Company, its officers, employees or agents) has been convicted of (or investigated for) any crime or engaged in conduct reasonably expected to result in exclusion under 42 U.S.C. Section 1302a-7 or any similar state law or regulation. To the knowledge of the Company, none of Company’s contract manufacturers responsible for the manufacture of any product candidate of the Company, or any of their respective officers, employees or agents (in their performance of such services for the Company) has been convicted of any crime or engaged in any conduct that could result in a material debarment or exclusion (i) under 21 U.S.C. Section 335a or (ii) any similar applicable law.
(k)
SEC Documents.
(i)
Reports. Since January 1, 2022, the Company has filed in a timely manner all reports, schedules, forms, statements and other documents required to be filed by it with the United States Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. The Company has filed on the SEC’s EDGAR system, prior to the date hereof, its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”), its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Form 10-Q”) its Proxy Statement for its Annual Meeting of Stockholders to be held on June 17, 2025 (the “Proxy Statement”), and any Current Report on Form 8-K (“Form 8-Ks”) required to be filed by the Company with the SEC for events occurring since December 31, 2024 and prior to the date of this Agreement (the Form 10-K, Form 10-Q, Proxy Statement and Form 8-Ks, together with all exhibits, schedules and other attachments that are filed with such documents, are collectively referred to herein as the “SEC Documents”). Each SEC Document, as of its date (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each SEC Document, as it may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Document.
(ii)
Sarbanes-Oxley. The Chief Executive Officer and the Principal Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Such certifications contain no exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy of such certifications. The Company is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations issued thereunder by the SEC, except where such non-compliance would not be reasonably likely to have a Material Adverse Effect.
(iii)
Financial Statements. The financial statements of the Company in the SEC Documents present fairly, in accordance with United States generally accepted accounting principles (“GAAP”), the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments and abbreviated footnote disclosure.
(l)
Absence of Certain Changes. Since December 31, 2024, the business and operations of the Company have been conducted in the ordinary course consistent with past practice, and there has not been:
(i)
any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company or any repurchase, redemption or other acquisition by the Company or any subsidiary of the Company of any outstanding shares of the Company’s capital stock dividends;
(ii)
any damage, destruction or loss, whether or not covered by insurance, except for such occurrences, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;
(iii)
any waiver by the Company of a valuable right or of a material debt owed to it, except for such waivers, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;
(iv)
any material change or amendment to, or any waiver of any material right under a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;
(v)
any change by the Company in its accounting principles, methods or practices or in the manner in which it keeps its accounting books and records, except any such change required by a change in GAAP or by the SEC; or
(vi)
any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, either individually or collectively, in a Material Adverse Effect.

(m)
Intellectual Property.
(i)
To its knowledge, the Company solely and exclusively owns or has obtained valid and enforceable licenses for, free and clear of all liens or encumbrances, all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights or other intellectual property (collectively, “Intellectual Property”) necessary for its business as now conducted and currently proposed to be conducted in the future as described in the SEC Documents, and, to the knowledge of the Company, the conduct of its current and proposed business does not infringe or misappropriate, in any material respect, any Intellectual Property of any third party. The Company has not received any written communications (in each case that has not been resolved) of any alleged infringement or misappropriation or breach of any Intellectual Property rights of others.
(ii)
There are no orders, settlement agreements or stipulations to which the Company is a party or by which the Company is bound that restricts the Company’s rights to use any Intellectual Property in the operation of the business as currently conducted.
(iii)
There is no pending or, to the Company’s knowledge, threatened in writing action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property necessary for its business as now conducted and currently proposed to be conducted in the future as described in the SEC Documents, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (B) challenging the validity, enforceability or scope of any Intellectual Property necessary for its business as now conducted and currently proposed to be conducted in the future as described in the SEC Documents, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim.
(iv)
The Company has materially complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company as described in the SEC Documents; all such agreements are in full force and effect, and to the Company’s knowledge, there is no material default by any other party thereto.
(v)
The Company has taken reasonable and customary actions to protect its rights in, and to prevent the unauthorized use and disclosure of, material trade secrets and confidential business information (including confidential ideas, research and development information, know-how, formulas, compositions, technical data, designs, drawings, specifications, research records, records of inventions, test information, financial, marketing and business data, supplier lists and information, and business plans) owned by the Company, and, to the knowledge of the Company, there has been no unauthorized use or disclosure of such material trade secrets and confidential business information.
(n)
Registration Rights. The Company is not subject to any agreement providing any individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein (each, a “Person”) any rights (including piggyback registration rights) to have any securities of the Company included in the Registration Statement (as defined in Section 5(a)(i)).

(o)
Title to Property and Assets. The properties and assets of the Company are owned by the Company free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests except for (i) statutory liens for the payment of current taxes that are not yet delinquent and (ii) liens, encumbrances and security interests that arise in the ordinary course of business and do not materially detract from the value of the properties and assets of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects.
(p)
Taxes. The Company has filed or has valid extensions of the time to file all necessary federal, state, and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any material tax deficiency which has been asserted against it. No assessment in connection with United States federal tax returns has been made against the Company. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or reassessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect. No audits, examinations, or other proceedings with respect to any material amounts of taxes of the Company and its subsidiaries are presently in progress or have been asserted or proposed in writing without subsequently being paid, settled or withdrawn. There are no liens on any of the assets of the Company. At all times since inception, the Company has been and continues to be classified as a corporation for U.S. federal income tax purposes. Neither the Company nor any of its subsidiaries has been a United States real property holding corporation within the meaning of Code Section 897(c)-2 during the period specified in Code Section 897(c)(1)(A)(ii).
(q)
Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits and other Governmental Authorizations required under applicable Environmental Laws to conduct their business and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company nor any of its subsidiaries has received since January 1, 2024, any written notice or other communication (in writing or otherwise), whether from a governmental authority or any other Person, that alleges that the Company or any subsidiary is not in compliance with any Environmental Law and, to the knowledge of the Company, there are no circumstances that may prevent or interfere with the Company’s or any subsidiary’s compliance in any material respects with any Environmental Law in the future, except where such failure to comply would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company: (i) no current or (during the time a prior property was leased or controlled by the Company) prior property leased or controlled by the Company or any subsidiary has received since January 1, 2024, any written notice or other communication relating to property owned or leased at any time by the Company, whether from a governmental authority, or other Person, that alleges that such current or prior owner or the Company or any subsidiary is not in compliance with or violated any Environmental Law relating to such property and (ii) the Company has no material liability under any Environmental Law.
(r)
Insurance. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is prudent and covering such risks that is customary for comparably situated companies and is adequate for the conduct of its business and the value of its properties and assets, all of which insurance is in full force and effect in all material respects. Other than customary end of policy notifications from insurance carriers, since January 1, 2024, the Company has not received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any insurance policy or (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy.
(s)
Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.
(t)
Employee Benefits. Except as would not be reasonably likely to result in a Material Adverse Effect, each Benefit Plan has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code, the Patient Protection and Affordable Care Act of 2010, as amended, and other applicable laws, rules and regulations. The Company and its subsidiaries are in compliance with all applicable federal, state and local laws, rules and regulations regarding employment, except for any failures to comply that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. There is no labor dispute, strike or work stoppage against the Company or its subsidiaries pending or, to the knowledge of the Company, threatened which may interfere with the business activities of the Company, except where such dispute, strike or work stoppage is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. “Benefit Plan” or “Benefit Plans” means employee benefit plans as defined in Section 3(3) of ERISA and all other employee benefit practices or arrangements, including, without limitation, any such practices or arrangements providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options or other stock-based compensation, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursements, maintained by the Company or to which the Company or any of its subsidiaries is obligated to contribute for employees or former employees of the Company and its subsidiaries.
(u)
Internal Accounting Controls. The Company and its Subsidiaries maintain a system of internal accounting controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has not identified any material weaknesses in the design or operation of the Company’s internal control over financial reporting. The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.
(v)
Transactions With Officers and Directors. None of the officers, directors, stockholders, customers, or suppliers of the Company, other than Purchaser, has entered into any transaction with the Company or any of its subsidiaries that would be required to be disclosed pursuant to Item 404(a), (b) or (c) of Regulation S-K of the SEC, except in connection with the transactions contemplated by this Agreement.
(w)
Price Stabilization of Common Stock. The Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Stock to facilitate the sale or resale of the Purchased Shares.
(x)
General Solicitation. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D as promulgated by the SEC under the Securities Act (“Regulation D”)) of investors with respect to offers or sales of the Purchased Shares.
(y)
Registration Statement Matters. The Company meets the eligibility requirements for use of a registration statement on Form S-3 for the resale of the Purchased Shares by Purchaser. Assuming the completion and timely delivery of the Registration Statement Questionnaire (attached hereto as Appendix II) (the “Registration Statement Questionnaire”) by Purchaser to the Company, the Company is not aware of any facts or circumstances that would prohibit or delay the preparation and filing of a registration statement with respect to the Registrable Shares (as defined below).
(z)
No Integrated Offering. Neither the Company, nor any affiliate of the Company, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Purchased Shares to be integrated with prior offerings by the Company for purposes of the Securities Act, or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Nasdaq, nor will the Company take any action or steps that would cause the offering of the Purchased Shares to be integrated with other offerings.
(aa)
Nasdaq Listing Matters. The Common Stock of the Company is quoted on Nasdaq under the ticker symbol “AGEN.” The Company has not received any notice that it is not in compliance with the listing or maintenance requirements of Nasdaq. The issuance and sale of the Purchased Shares under this Agreement does not contravene the rules and regulations of Nasdaq. As of the date hereof, there is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against the Company by Nasdaq or the

SEC to prohibit or terminate the listing of the Common Stock on the Nasdaq Capital Market or to deregister the Common Stock under the Exchange Act. The Company has taken no action as of the date hereof that is designed to terminate the registration of the Common Stock under the Exchange Act.
(bb)
Brokers and Finders. Neither Purchaser nor any of its affiliates will be responsible for any fees or commissions of any broker or finder retained or utilized by the Company or any other Person authorized by the Company to act on its behalf in connection with the transactions contemplated by this Agreement.
(cc)
No Disqualification Events. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the knowledge of the Company, any Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1). No person has been or will be paid (directly or indirectly) remuneration for solicitation of the Purchaser in connection with the sale of the Shares pursuant to this Agreement.
(dd)
Compliance with Sanctions. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company or any of its subsidiaries is a Person that is, or is more than fifty (50) percent owned in the aggregate by or acting on behalf of one or more Persons that are, currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the sale of the Purchased Shares, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business (i) with any Person that, at the time of such funding, is a designated target of Sanctions or (ii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. The Company has not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject of Sanctions.
(ee)
Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted for the past five (5) years in compliance in all material respects with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(ff)
Security. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and are free and clear of all material Trojan horses, time bombs, malware and other malicious code. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls designed to maintain and protect the confidentiality, integrity, availability, privacy and security of all sensitive, confidential or regulated data (“Confidential Data”) used or maintained in connection with their businesses and Personal Data, and the integrity, availability continuous operation, redundancy and security of all IT Systems. “Personal Data” means the following data used in connection with the Company’s and its subsidiaries’ businesses and in their possession or control: (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or other tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) information that identifies, relates to, or may reasonably be used to identify an individual; (iii) any information regarding an individual’s medical history, mental or physical condition, or medical treatment or diagnosis by a health care professional; (iv) an individual’s health insurance policy number or subscriber identification number, any unique identifier used by a health insurer to identify the individual, or any information in an individual’s application and claims history; (v) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); (vi) any information which would qualify as “personal data,” “personal information” (or similar term) under the Privacy Laws (as defined in Section 3(jj)); and (vii) any other piece of information that alone, or combined with other information, allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. To the knowledge of the Company and except as would not reasonably be expected to have a Material Adverse Effect, during the past three (3) years, there have been no breaches, outages or unauthorized uses of or accesses to the IT Systems, Confidential Data, and Personal Data.
(gg)
Compliance with Data Privacy Laws. The Company and its subsidiaries are, and in the past three (3) years were, in material compliance with all applicable state and federal data privacy and security laws and regulations regarding the collection, use, storage, retention, disclosure, transfer, disposal, or any other processing (collectively “Process” or “Processing”) of Personal Data, including HIPAA, the California Consumer Privacy Act, and the European Union General Data Protection Regulation (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its subsidiaries have in place, comply with, and take all appropriate steps necessary to ensure compliance in all material respects with their policies and procedures relating to data privacy and security, and the Processing of Personal Data and Confidential Data (the “Privacy Statements”).

The Company and its subsidiaries have, except as would not reasonably be expected to have a Material Adverse Effect, at all times since January 1, 2022 provided accurate notice of its Privacy Statements then in effect to its clients, employees, third party vendors and representatives. None of such disclosures made or contained in any Privacy Statements have been materially inaccurate, misleading, incomplete, or in material violation of any Privacy Laws. The Company further represents that neither it nor any of its subsidiaries: (i) has received notice of any actual or potential claim, complaint, proceeding, regulatory proceeding or liability under or relating to, or actual or potential violation of, any of the Privacy Laws, contracts related to the Processing of Personal Data or Confidential Data, or Privacy Statements, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law or contract; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.
(hh)
Investment Company. The Company is not now, and after the sale of the Purchased Shares under this Agreement and the application of the net proceeds from the sale of the Purchased Shares described in Section 1(c) herein will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(ii)
Reliance by the Purchaser. The Company acknowledges that the Purchaser will rely upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company set forth herein.
4.
REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF PURCHASER. Purchaser hereby represents and warrants to the Company and agrees that:
(a)
Organization Good Standing and Qualification. Purchaser has all corporate, membership or partnership power and authority required to enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby.
(b)
Authorization. The execution of this Agreement has been duly authorized by all necessary corporate, membership or partnership action on the part of Purchaser. This Agreement constitutes Purchaser’s legal, valid and binding obligation, enforceable in accordance with its terms, except (i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (B) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.
(c)
Litigation. There is no Action pending, or to its knowledge threatened, to which Purchaser is a party that is reasonably likely to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.
(d)
Purchase for Own Account. The Purchased Shares are being acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, without prejudice, however, to Purchaser’s right at all times to sell or otherwise dispose of all or any part of such securities in compliance with applicable federal and state securities laws and as otherwise contemplated by this Agreement. Purchaser also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares.
(e)
Investment Experience. Purchaser understands that the purchase of the Purchased Shares involves substantial risk. Purchaser has experience as an investor in securities of companies and acknowledges that it can bear the economic risk of its investment in the Purchased Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting its own interests in connection with this investment. Purchaser understands that nothing in this Agreement or any other materials presented to
(f)
Purchaser by or on behalf of the Company in connection with the purchase and sale of the Purchased Shares constitutes legal, tax or investment advice.
(g)
Accredited Investor Status. Purchaser is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.
(h)
Broker Dealer. Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act.
(i)
Reliance Upon Purchaser’s Representations. Purchaser understands that the issuance and sale of the Purchased Shares to it will not be registered under the Securities Act on the ground that such issuance and sale will be exempt from registration under the Securities Act, and that the Company’s reliance on such exemption is based on Purchaser’s representations set forth herein.
(j)
Receipt of Information. Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Purchased Shares and the business, properties, prospects and financial condition of the Company and to obtain any additional information requested and has received and considered all information it deems relevant to make an informed decision to purchase the Purchased Shares. Neither such inquiries nor any other investigation conducted by or on behalf of Purchaser or its representatives or counsel shall modify, amend or affect Purchaser’s right to rely on the truth, accuracy and completeness of such information and the Company’s representations and warranties contained in this Agreement.
(k)
Restricted Securities. Purchaser understands that the Purchased Shares have not been registered under the Securities Act and Purchaser will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Purchased Shares unless (i) pursuant to an effective registration statement under the Securities Act, (ii) such holder provides the Company with an opinion of counsel, in form and substance reasonably acceptable to the Company and its counsel, to the effect that a sale, assignment or transfer of the Purchased Shares may be made without registration under the Securities Act and the transferee agrees to be bound by the terms and conditions of this Agreement, or (iii) such holder provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Purchased Shares can be sold pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”).
(l)
Legends.
(i)
Purchased Shares. Purchaser agrees that any certificates representing the Purchased Shares, whether maintained in a book-entry system or otherwise, shall bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the date on which the Registration Statement is declared effective (the “Effective Date”), if required by the Company's transfer agent, to effect the removal of the legend hereunder upon receipt of a letter from the transferee that it has complied with the prospectus delivery requirements under the Securities Act.

Purchaser agrees that the removal of the restrictive legend from certificates representing securities as set forth in this Section 4(l) is predicated upon Purchaser’s warranty that Purchaser will sell any securities pursuant to the registration requirements of the Securities Act, including any applicable prospectus delivery requirements.

In addition, Purchaser agrees that the Company may place stop transfer orders with its transfer agent with respect to such Certificates in order to implement the restrictions on transfer set forth in this Agreement. The appropriate portion of the legend and the stop transfer orders will be removed promptly upon delivery to the Company of such satisfactory evidence as reasonably may be required by the Company that such legend or stop orders are not required to ensure compliance with the Securities Act.

(m)
Questionnaires. Purchaser has completed or caused to be completed the Share Issuance Questionnaire and the Registration Statement Questionnaire for use in preparation of the Registration Statement (as defined in Section 5(a)(i) below), and the answers to such questionnaires are true and correct as of the date of this Agreement; provided, that

Purchaser shall be entitled to update such information by providing written notice thereof to the Company at least 48 hours before the effective date of the Registration Statement.
(n)
Beneficial Ownership. The purchase by Purchaser of the Purchased Shares issuable to it at the Closing will not result in Purchaser (individually or together with any other Person with whom Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the SEC involving the Company’s securities, where such aggregation would be made according to Section 13(d) of the Exchange Act) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that such Closing shall have occurred. Purchaser does not presently intend to, alone or together with others, make a public filing with the SEC to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of such Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that each Closing shall have occurred (including assuming the effectiveness of any “blocker” or similar limitations on beneficial ownership contained in the applicable documentation for the Purchased Shares).
(o)
Restrictions on Short Sales. Purchaser represents, warrants and covenants that neither Purchaser nor any affiliate of Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to Purchaser’s investments or trading or information concerning Purchaser’s investments, including in respect of the Purchased Shares, or (z) is subject to Purchaser’s review or input concerning such affiliate’s investments or trading, has or will, directly or indirectly, during the period beginning on the date on which the Company first contacted Purchaser regarding the transactions contemplated by this Agreement (and involving the Company) and ending on the Closing Date, engage in (i) any “short sales” (as such term is defined in Rule 3b-3 promulgated under the Exchange Act) of the Common Stock, including, without limitation, the maintaining of any short position with respect to, establishing or maintaining a “put equivalent position” (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to, entering into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any economic consequences or ownership, or otherwise disposes of, any of the Purchased Shares by Purchaser or (ii) any hedging transaction which establishes a net short position with respect to the Purchased Shares (clauses (i) and (ii) together, a “Short Sale”); except for (1) Short Sales by Purchaser or an affiliate of Purchaser which was, prior to the date on which Purchaser was first contacted by the Company regarding the transactions contemplated by this Agreement, a market maker for the Common Stock, provided that such Short Sales are in the ordinary course of business of Purchaser or an affiliate of Purchaser and are in compliance with the Securities Act, the rules and regulations of the Securities Act and such other securities laws as may be applicable, (2) Short Sales by Purchaser or an affiliate of Purchaser which by virtue of the procedures of Purchaser are made without knowledge of the transactions contemplated by this Agreement or (3) Short Sales by Purchaser or an affiliate of Purchaser to the extent that Purchaser or such affiliate of Purchaser is acting in the capacity of a broker-dealer executing unsolicited third-party transactions.

(p)
Lock-Up. Purchaser agrees that, excluding any transfers of Purchased Shares between Purchaser and any of its affiliates, until the 12 month anniversary of the Closing Date, Purchaser shall not, and shall not cause any other holder of the Purchased Shares to, without the prior written consent of the Company, sell, dispose of, transfer, make any Short Sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock or other securities of the Company held by Purchaser, including the Purchased Shares (the “Lock-Up Period”).
(q)
Standstill. Purchaser agrees that, until the first (1st) anniversary of the Closing Date, neither Purchaser nor any affiliate of Purchaser will, without the prior written consent of the Company: (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting shares or direct or indirect rights to acquire any voting shares of, or economic interest in (through derivative securities or otherwise), the Company or any successor thereto; (ii) make, or in any way participate, directly or indirectly, in any “solicitation” of “proxies” to vote (as such terms are used in the rules of the SEC), seek to advise or influence any person or entity with respect to the voting of any voting shares of the Company or seek or propose to have called, or cause to be called, any meeting of the stockholders of the Company; (iii) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving the Company or any of its securities or assets; or (iv) form, join or in any way participate in a “group” as defined in Section 13(d)(3) of the Exchange Act in connection with any of the foregoing, provided however, that the Company will not object to Purchaser’s participation in any at-the-market offering conducted by the Company in order to maintain its percentage interest as a result of any diluting issuance.

The provisions of this Section 4(q) shall be inoperative and of no force or effect if, from and after the date hereof: (i) any person or group shall have acquired or entered into a binding definitive agreement that has been approved by the Board (or any duly constituted committee thereof composed entirely of independent directors) to acquire more than 50% of the outstanding voting securities of the Company, (ii) any person commences a tender or exchange offer which, if consummated, would result in such person’s acquisition of beneficial ownership of more than 50% of the outstanding voting securities of the Company, and in connection therewith, the Company files with the SEC a Schedule 14D-9 with respect to such offer that does not recommend that the Company’s stockholders reject such offer; or (iii) the Board (or any duly constituted committee thereof composed entirely of independent directors) shall have determined in good faith, after consultation with outside legal counsel, that the failure to waive, limit, amend or otherwise modify the standstill provisions, would be reasonably likely to be inconsistent with the fiduciary duties of the Board under applicable law; provided, however, that with respect to clauses (i), (ii) and (iii) of this sentence, Purchaser shall not have solicited, initiated or participated with any such other Person or group in connection with any of the transactions contemplated by clauses (i), (ii) and (iii) of this sentence.

5.
CERTAIN AGREEMENTS OF THE COMPANY.
(a)
Registration of the Purchased Shares. The Company hereby agrees that it shall:

(i)
prepare and file with the SEC as soon as practicable and in no event later than sixty (60) days following the Closing, a registration statement on Form S-3 (the “Registration Statement”), to enable the resale of the Purchased Shares (together with any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Purchased Shares, the “Registrable Shares”) by Purchaser from time to time on Nasdaq and use commercially reasonable efforts to cause such Registration Statement to be declared effective, within seventy-five (75) days following the Closing Date or, in the event of a review of the Registration Statement by the SEC, within one-hundred twenty (120) days following the Closing Date, and, subject to exceptions provided herein, to remain continuously effective until the earlier of (A) the date on which all Registrable Shares purchased by Purchaser pursuant to this Agreement have been sold thereunder or (B) the date that is two years following the Closing Date (the “Registration Period”). In the event that the Company does not meet the requirements for the use of Form S-3, the Company shall use such other form as is available for such a registration, and shall convert such other form to Form S-3, or file a replacement registration statement on Form S-3, promptly after the first date on which it meets such requirements;
(ii)
prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus (as defined below) used in connection therewith as may be necessary to keep the Registration Statement effective at all times until the end of the Registration Period;
(iii)
furnish to Purchaser with respect to the Registrable Shares registered under the Registration Statement a copy of each final Prospectus (as defined below) in which Purchaser is listed as a selling securityholder in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by Purchaser;
(iv)
promptly notify Purchaser named as a selling securityholder when the Registration Statement has been declared effective;
(v)
promptly notify Purchaser in writing of the existence of any fact or the happening of any event, during the Registration Period (but not as to the substance of any such fact or event), that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading (provided, however, that no notice by the Company shall be required pursuant to this subsection (vi) in the event that the Company either contemporaneously files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information with respect to such material event that results in such Registration Statement no longer containing any such untrue or misleading statements);
(vi)
furnish to Purchaser upon written request, from the date of this Agreement until the end of the Registration Period, one copy of its periodic reports filed with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder, if, during such period, such documents cease to be filed on the SEC’s EDGAR system or a successor thereto; and
(vii)
bear all expenses in connection with the procedures described in paragraphs (i) through (vii) of this Section 5(a) and the registration of the Registrable Shares pursuant to the Registration Statement other than fees and expenses, if any, of legal counsel or other advisers to Purchaser or underwriting discounts, brokerage fees and commissions incurred by Purchaser, if any, except that the Company shall bear all expenses related to the removal of restrictive legends under Rule 144, if applicable.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5(a) with respect to Registrable Shares held by a Purchaser that Purchaser shall timely furnish to the Company a completed Registration Statement Questionnaire on or before the Closing Date and such other written information regarding itself, the Registrable Shares to be sold by Purchaser, and the intended method of disposition of the Registrable Shares as shall be required to effect the registration of the Registrable Shares. Purchaser shall update such information as and when necessary by written notice to the Company.

(b)
Transfer of Registrable Shares After Registration; Suspension.
(i)
Purchaser agrees that it will not offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Purchased Shares that would constitute a sale within the meaning of the Securities Act except pursuant to (1) the Registration Statement, (2) Rule 144 of the Securities Act or (3) another exemption from registration under the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement after it is prepared regarding Purchaser or its plan of distribution to the extent required by applicable law.
(ii)
In addition to any suspension rights under paragraph (iii) below, upon the happening of any pending corporate development, public filing with the SEC or similar event, that, in the judgment of Company’s Board of Directors, renders it advisable to suspend use of the Prospectus, or upon the request by an underwriter in connection with an underwritten public offering of the Company’s securities, the Company may, on not more than two (2) non-consecutive occasions for not more than ninety (90) days on each such occasion, suspend use of the Prospectus, on written notice to Purchaser (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), in which case Purchaser shall discontinue disposition of Registrable Shares covered by the Registration Statement or Prospectus until copies of a supplemented or amended Prospectus are distributed to Purchaser or until Purchaser is advised in writing by the Company that sales of Registrable Shares under the applicable Prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. The suspension and notice thereof described in this Section 5(b)(ii) shall be held in strictest confidence and shall not be disclosed by Purchaser.
(iii)
In the event of: (A) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (B) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (C) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (D) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to Purchaser (the “Suspension Notice”) to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), and, upon receipt of such Suspension Notice, Purchaser will discontinue disposition of Registrable Shares covered by the Registration Statement or Prospectus (a “Suspension”) until Purchaser’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until Purchaser is advised in writing by the Company that the current Prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to Purchaser.

(c)
Indemnification. For the purpose of this Section 5(c), the term “Registration Statement” shall include any preliminary or final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5(a).
(i)
Registration Indemnification by the Company. The Company agrees to indemnify and hold harmless Purchaser and each person, if any, who controls Purchaser within the meaning of the Securities Act, to the fullest extent permitted by law, against any and all losses, claims, damages, liabilities or reasonable expenses (including without limitation reasonable and documented attorney fees and disbursements and other documented out of pocket expenses reasonably incurred in connection with investigating, preparing, or defending any action, claim, or proceeding, pending or threatened, and the costs of enforcement thereof) (collectively, “Losses”), joint or several, to which Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, and will reimburse Purchaser and each such controlling person for any reasonable legal and other expenses as such reasonable expenses are incurred by Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment to or supplement of the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Company by or on behalf of Purchaser expressly for use in the Registration Statement or the Prospectus, (B) the failure of Purchaser to comply with the covenants and agreements contained in this Agreement respecting resale of the Purchased Shares, or (C) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to Purchaser before the pertinent sale or sales by Purchaser.
(ii)
Registration Indemnification by Purchaser. Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company, its directors, its officers who signed the Registration Statement and any controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of Purchaser, which consent shall not be unreasonably withheld) insofar as such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of Purchaser expressly for use therein, and Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement, and any controlling persons for any reasonable legal and other expense incurred by the Company, its directors, its officers who signed the Registration Statement, and any controlling persons, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that Purchaser shall not be liable for any such untrue statement or alleged untrue statement or omission or alleged omission with respect to which Purchaser has delivered to the Company in writing a correction before the occurrence of the event from which such loss was incurred. Notwithstanding the provisions of this Section 5(c), Purchaser shall not be liable for any indemnification obligation under this Agreement in excess of the aggregate amount of net proceeds received by Purchaser from the sale of the Registrable Shares pursuant to the Registration Statement.

(iii)
General Indemnity. The Company agrees to indemnify and hold harmless the Purchaser and its affiliates, and their respective directors, officers, trustees, members, managers, employees, investment advisers, and agents, from and against any and all Losses to which such Person may become subject as a result of any breach of representation, warranty, covenant, or agreement made by or to be performed on the part of the Company under this Agreement, and will reimburse any such Person for all such amounts as they are incurred by such Person solely to the extent such amounts have been finally judicially determined not to have resulted from such Person’s fraud or willful misconduct.
(iv)
Specific Indemnity. The Company agrees to indemnify and hold harmless Purchaser and each person, if any, who controls Purchaser within the meaning of the Securities Act, to the fullest extent permitted by law, against any and all Losses, joint or several, to which Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon any securities class action lawsuit pertaining to any period prior to the Closing Date.
(v)
Indemnification Procedure.
(A)
Promptly after receipt by an indemnified party under this Section 5(c) of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5(c), promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 5(c) or otherwise, to the extent it is not prejudiced as a result of such failure.
(B)
In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there are legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5(c) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

1)
the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party, representing all of the indemnified parties who are parties to such action); or
2)
the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action against the indemnified party, in each of which cases the reasonable fees and expenses of counsel for the indemnified party shall be at the expense of the indemnifying party.

(vi)
Contribution. If the indemnification provided for in this Section 5(c) is required by its terms but is for any reason held to be unavailable to, or is otherwise insufficient to hold harmless, an indemnified party under this Section 5(c) with respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement:
(A)
in such proportion as is appropriate to reflect the relative faults of the Company and Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations, or
(B)
if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative faults referred to in clause (A) above but the relative benefits received by the Company and Purchaser from the sale of the Purchased Shares.

The respective relative benefits received by the Company on the one hand and Purchaser on the other shall be deemed to be in the same proportion as the amount to which the consideration paid by Purchaser to the Company pursuant to this Agreement for the Purchased Shares purchased by Purchaser that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount Purchaser paid for the Purchased Shares that were sold pursuant to the Registration Statement and the amount received by Purchaser from such sale. The relative fault of the Company and Purchaser shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate material fact relates to information supplied by the Company or by Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c)(v), any reasonable legal or other fees or expenses incurred by such party in connection with investigating or defending any such action or claim. The provisions set forth in Section 5(c)(v) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section

5(c)(vi); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 5(c)(v) for purposes of indemnification. The Company and Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 5(c)(vi) were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 5(c)(vi), Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

(d)
Board Participation; Information Rights; and Right of First Offer.
(i)
Board Observer. The Company agrees that, until [***], Purchaser shall be entitled to designate one individual as a non-voting observer (the “Observer”) to the Board with the right to attend all meetings of the Board and committees and subcommittees thereof, provided that, during such period Purchaser beneficially owns [***] or more of the outstanding Common Stock of the Company. Following [***], the Company agrees that Purchaser shall be entitled to designate the Observer until the date on which Purchaser or its affiliate ceases to beneficially own [***] or more of the outstanding Common Stock of the Company. During such time, the Purchaser may remove and replace the individual serving as the Observer at any time in its sole discretion. The Company will deliver to the Observer copies of all materials that may be distributed from time to time to the members of the Board (in their capacity as such) at such time as such materials are so distributed to them, including copies of any written consents, and the Observer shall otherwise be given copies of all materials, including access to all electronic portals and materials, given or made available to other members of the Board, in order to afford the Observer the same access as all other members of the Board. The Observer shall enter into a customary confidentiality agreement with the Company pursuant to which the Observer will agree to hold in confidence all documents or materials so provided to the Observer on terms satisfactory to the Company before being granted the rights contained in this Section 5(d), and the Observer shall agree to adhere to all applicable Company policies, including, without limitation, the Company’s Insider Trading Policy. The Company shall enter into an indemnification agreement with the Observer commensurate to the Company’s indemnification agreements with its directors. In no event shall the Observer (i) have the right to propose or offer any motions or resolutions to the Board or committees and subcommittees thereof; or (ii) have the right to vote on any matter under consideration by the Board or any committees and subcommittees thereof or otherwise have any power to cause the Company to take, or not to take, any action. Notwithstanding anything herein to the contrary, the Company may withhold information or materials from the Observer or exclude the Observer from any meeting or portion thereof if the Board determines, acting in good faith, that access to such information or materials or attendance at such meeting (or portion thereof) would (i) adversely affect the attorney-client or work product privilege between the Company and its counsel; (ii) such exclusion is necessary to avoid a conflict of interest or disclosure that is restricted by any agreement to which the Company or any of its affiliates is a party or otherwise bound with any other person; (iii) the Observer or Purchaser is in material breach of this Agreement or the

Company’s policies applicable to Purchaser or the Observer and such breach remains uncured, or (iv) the exclusion is required by law, regulation or the rule of any stock exchange.
(ii)
Board Member. In lieu of appointing an Observer pursuant to Section 5(d)(i), the Company agrees that, for so long as Purchaser is permitted to appoint an Observer in accordance with Section 5(d)(i), it shall, at the option of Purchaser, nominate one (1) director for election to its Board of Directors at its annual meeting of stockholders, as specified by Purchaser, provided that Purchaser provides written notice to the Company of such individual to be nominated no later than March 1 of the year of any such nomination, and further provided that such nominated individual otherwise satisfies all legal, SEC, Nasdaq, or other requirements for nomination to the Board of Directors of the Company as the Company may reasonably specify. If such nominated individual resigns, fails to be elected by the stockholders, or becomes no longer employed by or affiliated with the Purchaser, Purchaser may, at its option, appoint a different individual to serve as an interim director and nominee at the next annual meeting of stockholders or appoint an Observer. For so long as Purchaser is permitted to appoint an Observer in accordance with Section 5(d)(i), if Purchaser is not represented by a current director, then it may appoint an Observer pursuant to Section 5(d)(i). At no time will Purchaser (x) have appointment power over more than one director to the Board or (y) be represented by both an Observer and a director. The Company shall maintain appropriate directors’ and officers’ insurance during all times that Purchaser’s nominee serves as a director.
(iii)
Information Rights. The Company agrees that, until the earlier of (i) the [***] and (ii) the date on which Purchaser or its affiliate ceases to beneficially own [***] or more of the outstanding Common Stock of the Company, the Company shall, provide to Purchaser information reasonably requested by Purchaser, provided that the Company shall not be obligated to provide information (i) that the Company reasonably believes to be competitively sensitive information or (ii) if such provision of information would (A) be in violation of any federal, state or local laws or regulations, (B) violate attorney-client privilege, (C) be in violation of a confidentiality agreement between the Company and a third party other than Purchaser or its affiliates.
(iv)
Right of First Offer. The Company agrees that, for so long as Purchaser is permitted to appoint an Observer in accordance with Section 5(d)(i), each time the Company proposes to offer common stock or any other securities convertible to common stock in either (x) a marketed public offering or (y) a private placement of public equity (“New Equity Securities”), at any time following the date hereof, the Company will provide the Purchaser with at least five (5) business days’ prior written notice of such offering, including the price and terms thereof (the “Proposed Issuance Notice”). Purchaser shall have the option within two (2) days following receipt of the Proposed Issuance Notice by delivering an irrevocable written notice to the Company to agree on behalf of itself or its affiliates to subscribe for, on the same terms and conditions as those specified in the Proposed Issuance Notice, all or part of Purchaser’s Pro Rata Shares (as defined below). “Pro Rata Shares” shall be equal to (i) the total number of such New Equity Securities, multiplied by (ii) a fraction, the numerator of which shall be the aggregate number of shares of Common Stock held by the Investor immediately prior to the issuance of such New Equity Securities and the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to the issuance of such New Equity Securities. Purchaser will have the right, but not the obligation, to invest an amount up to but not greater than the Pro Rata Shares. Such investments by the Purchaser will be on the same terms and at the same price as the Company offers to the other investors purchasing New Equity Securities in such offerings. For the avoidance of doubt, the right of first offer under this Section 5(d)(iv) shall not apply to: (i) issuances or sales of Common Stock or other securities to any existing or prospective employees, officers, directors, managers or consultants of the Company or any of its subsidiaries pursuant to any stock option, employee stock purchase, employee benefits or similar equity incentive plan or other compensation agreement of the Company or any of its subsidiaries; (ii) issuances or sales in, or in connection with, a merger, business combination or reorganization of the Company or any of its subsidiaries with or into another Person or an acquisition by the Company or any of its subsidiaries of another Person or substantially all the assets of another Person; (iii) issuances by the Company or a wholly-owned subsidiary of the Company to the Company or another wholly-owned subsidiary of the Company; or (iv) issuances as a dividend or upon any stock split, reclassification, recapitalization, exchange or readjustment of Common Stock, or other similar transaction (in each case, on a pro rata basis).
(e)
Governmental Approvals and Consents.
(i)
Each of the Company and Purchaser shall, as promptly as possible, use its reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from any court, agency, authority, department, regulatory body or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or any supranational organization of which any such country is a member, which has competent and binding authority to decide, mandate, regulate, enforce, or otherwise control the activities of the Company and Purchaser or their affiliates contemplated by this Agreement (collectively, “Governmental Authorities” that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement. Each of the Company and Purchaser shall cooperate fully with each other and each other’s affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. The Company and Purchaser shall not willfully take any action that will have the effect of delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals. If required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and if the appropriate filing pursuant to the HSR Act has not been filed prior to the date hereof, each of the Company and Purchaser agrees to make an appropriate filing pursuant to the HSR Act with respect to the transactions contemplated by this Agreement as soon as reasonably practicable after the date hereof and to supply as promptly as practicable to the appropriate Governmental Authority any additional information and documentary material that may be requested pursuant to the HSR Act. Each of the Company and Purchaser acknowledge that the rules and regulations promulgated by the Committee on Foreign Investment in the United States (“CFIUS”) require the Company and Purchaser to jointly prepare and submit a CFIUS declaration pursuant to 21 C.F.R. Part 800 et al (“CFIUS Filing”) before CFIUS and obtain CFIUS Regulatory Approval. If the CFIUS Filing has not been filed prior to the date hereof, the Company and Purchaser shall, using best efforts, jointly prepare and submit the CFIUS Filing before CFIUS. The Company and Purchaser agree that the Company and/or its representatives shall take the lead in filing the CFIUS Filing. A “CFIUS Regulatory Approval” shall occur only when one of the following conditions has been met: (i) in response to the CFIUS Filing submitted jointly by the Company and Purchaser, the Company and Purchaser have received written notice from CFIUS stating that: (A) CFIUS has concluded that the transaction subject to this Agreement and the Asset Purchase Agreement (the “Proposed Transaction”) is not a “covered transaction” and not subject to review under the Defense Production Act; or (B) CFIUS has concluded its consideration of the Proposed Transaction under the Defense Production Act and determined there are no unresolved national security concerns regarding the Proposed Transaction; or (ii) CFIUS has sent a report to the President of the United States requesting the President’s decision on the Proposed Transaction and either the period under the Defense Production Act during which the President may announce his decision to take action to suspend, prohibit or place any limitations on the Proposed Transaction has expired without any such action being announced or taken. The Company and Purchaser shall respond to all CFIUS inquiries in a timely manner. Each of the Company and Purchaser shall bear its own fees and costs (including all filing fees) in connection with such party’s CFIUS Filing.
(ii)
All analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals made by or on behalf of the Company and Purchaser before any Governmental Authority or the staff or regulators of any Governmental Authority, in connection with the transactions contemplated hereunder (but, for the avoidance of doubt, not including any interactions between a the Company with Governmental Authorities in the ordinary course of business, any disclosure which is not permitted by Law or any disclosure containing confidential information) shall be disclosed to the other party hereunder in advance of any filing, submission or attendance, it being the intent that the Company and Purchaser will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any such analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments and proposals. Each of the Company and Purchaser shall give notice to the other party with respect to any meeting, discussion, appearance or contact with any Governmental Authority or the staff or regulators of any Governmental Authority, with such notice being sufficient to provide the other party with the opportunity to attend and participate in such meeting, discussion, appearance or contact.
(iii)
Without limiting the generality of Purchaser’s undertaking pursuant to this Section 5(e), Purchaser agrees to use its reasonable best efforts to avoid or eliminate each and every impediment under any antitrust, competition or trade regulation law that may be asserted by any Governmental Authority or any other party so as to enable the Company and Purchaser to close the transactions contemplated by this Agreement as promptly as possible.
(iv)
Notwithstanding the foregoing, nothing in this Section 5(e) shall require, or be construed to require, the Company, Purchaser or any of their respective affiliates to agree to (i) sell, hold, divest, discontinue or limit, before or after the Closing Date, any assets, businesses or interests of Purchaser or any of its affiliates; (ii) any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests which, in either case, could reasonably be expected to materially and adversely impact the economic or business benefits to the Company or Purchaser of the transactions contemplated by this Agreement and the Asset Purchase Agreement; or (iii) any material modification or waiver of the terms and conditions of this Agreement.

(f)
Removal of Legends.
(i)
In connection with any sale, assignment, transfer or other disposition of the Shares by the Purchaser pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by the Purchaser with the requirements of this Agreement, if requested by the Purchaser, the Company shall request the Transfer Agent to remove any restrictive legends related to the book entry account holding such shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends as soon as reasonably practicable following any such request therefor from the Purchaser, provided that the Company has timely received from the Purchaser customary representations and other documentation reasonably acceptable to the Company in connection therewith. The Company shall be responsible for the fees of its Transfer Agent, its legal counsel and all DTC fees associated with such legend removal.
(ii)
Subject to receipt from the Purchaser by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of such time as the Shares (i) have been registered under the Securities Act pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144, and (iii) are eligible for resale under Rule 144(b)(1) without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or any successor thereto), the Company shall, in accordance with the provisions of this Section 5(f) and as soon as reasonably practicable following any request therefor from a Purchaser accompanied by such customary and reasonably acceptable documentation referred to above, (A) deliver to the Transfer Agent instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Agreement. Any shares subject to legend removal under this Section 5(f) may be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the DTC System as directed by such Purchaser. The Company shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.
(g)
Further Assurances. Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions hereof and compliance with applicable law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms hereof. The Purchaser acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Company agrees to promptly notify Purchaser if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 3 of this Agreement are no longer accurate. Prior to the Closing, Purchaser agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 4 of this Agreement are no longer accurate.

6.
CONDITIONS TO PURCHASER’S OBLIGATIONS AT CLOSING. The obligations of Purchaser under Section 1(b) of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:
(a)
Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date hereof (provided, however, that such qualification shall only apply to representations or warranties not otherwise qualified by materiality) and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing (except for representations and warranties that speak as of a specific date).
(b)
Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein; provided, however, that the Company may furnish to Purchaser an electronic copy of the book-entry statement reflecting the issuance of the Purchased Shares on the next business day.
(c)
Compliance Certificate. The Company will have delivered to Purchaser a certificate signed on its behalf by its Chief Executive Officer or Principal Financial Officer certifying that the conditions specified in Sections 6(a) and 6(b) hereof have been fulfilled.
(d)
Agreement. The Company shall have executed and delivered to Purchaser this Agreement.
(e)
Securities Exemptions. The offer and sale of the Purchased Shares to Purchaser pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.
(f)
No Suspension of Trading or Listing of Common Stock. The Common Stock of the Company (i) shall be designated for quotation or listed on Nasdaq and (ii) shall not have been suspended from trading on Nasdaq.
(g)
Good Standing Certificates. The Company shall have delivered to Purchaser a certificate of the Secretary of State of the State of Delaware, dated as of a date within five days of the date of the Closing, with respect to the good standing of the Company.
(h)
Secretary’s Certificate. The Company shall have delivered to Purchaser a copy of a certificate of the Company executed by the Company’s Secretary attaching and certifying to the truth and correctness of (A) the Certificate of Incorporation, (B) the Bylaws and (C) the resolutions adopted by the Company’s Board of Directors in connection with the transactions contemplated by this Agreement.
(i)
Opinion of Company Counsel. The Company shall have delivered to the Purchaser the opinion and negative assurance representation of Ropes & Gray LLP, dated as of the Closing Date in customary form and substance to be reasonably agreed upon with the Purchaser.
(j)
No Statute or Rule Challenging Transaction. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.
(k)
Governmental Approvals. All required filings have been made and required approvals obtained (or waiting periods expired or terminated) under applicable laws, including but not limited to the HSR Act and CFIUS.
(l)
Closing of Asset Purchase. All conditions precedent to the consummation of the transaction (“Asset Purchase”) set forth in the Asset Purchase Agreement by and between the parties (or their affiliates) shall have been satisfied or waived by the party entitled to the benefit thereof (other than those conditions that (x) may only be satisfied at the consummation of the Asset Purchase, but subject to the satisfaction or waiver of such conditions as of the closing of the Asset Purchase or (y) will be satisfied by the Closing), and the Asset Purchase shall become effective substantially concurrently with the transaction herein.
(m)
Other Actions. The Company shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by Purchaser in connection with the transactions contemplated hereby.
7.
CONDITIONS TO THE COMPANY’S OBLIGATIONS AT CLOSING. The obligations of the Company to Purchaser under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:
(a)
Representations and Warranties True. The representations and warranties of Purchaser contained in Section 4 shall be true and correct in all material respects on and as of the date hereof (provided, however, that such qualification shall only apply to representations and warranties not otherwise qualified by materiality) and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.
(b)
Performance. Purchaser shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.
(c)
Agreement. Purchaser shall have executed and delivered to the Company this Agreement (and Appendix I and II hereto).

(d)
Securities Exemptions. The offer and sale of the Purchased Shares to Purchaser pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.
(e)
Payment of Purchase Price. Purchaser shall have delivered to the Company by wire transfer of immediately available funds to the Company’s account pursuant to wire instructions set forth in Exhibit A attached hereto, full payment of the purchase price for the Purchased Shares as specified in Section 1(b).
(f)
Other Actions. Purchaser shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Company in connection with the transactions contemplated hereby.
(g)
No Statute or Rule Challenging Transaction. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.
8.
TERMINATION.

This Agreement shall terminate and be void and of no further force and effect, and all obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time that the Asset Purchase Agreement, dated as of the date hereof, by and between the parties here to, is terminated in accordance with its terms and (b) if, on the closing date of the transactions contemplated by the Asset Purchase Agreement, any of the conditions of Closing set forth in Section 6 have not been satisfied as of the time required hereunder to be so satisfied or waived by the party entitled to grant such waiver, or are not capable of being satisfied and, as a result thereof, the transactions contemplated by this Agreement will not be and are not consummated, provided however, that nothing herein shall relieve any party to this Agreement of any liability for common law fraud or for any willful breach of any representation, warranty, covenant, obligation, or other provision contained in this Agreement and each party will be entitled to any remedies at law or in equity to recover losses, liabilities, or damages arising from any such willful breach. Upon the termination of this Agreement in accordance with this Section, except as set forth in the proviso to the immediately preceding sentence, this Agreement shall be void and of no further effect and any portion of the Purchase Price paid by the Purchaser to the Company in connection herewith shall promptly be returned to the Purchaser.

9.
MISCELLANEOUS.
(a)
Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchaser. Purchaser may assign its rights under this Agreement to any person to whom Purchaser assigns or transfers any Purchased Shares, provided that such transferee agrees in writing to be bound by the terms and provisions of this Agreement, and such transfer is in compliance with the terms and provisions of this Agreement and permitted by federal and state securities laws.
(b)
Governing Law. This Agreement will be governed by and construed and enforced under the internal laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws. Any and all disputes arising out of, concerning, or related to this Agreement, or to the interpretation, performance, breach or termination thereof shall be referred to and resolved by the federal courts located in Wilmington, Delaware or, to the extent no such court does not have subject matter jurisdiction, the state courts of the State of Delaware located in Wilmington, Delaware (the “Specified Courts”). Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Specified Courts, waives any objection to the laying of venue of any suit, action or proceeding brought in such courts and waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
(c)
Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Signatures to this Agreement transmitted by email in “portable document format” (“.pdf”) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.
(d)
Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by reference.
(e)
Notices. Any notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered (i) personally by hand or by courier, (ii) mailed by United States first-class mail, postage prepaid or (iii) sent by electronic mail (1) if to Purchaser, at Purchaser’s address or electronic mail address set forth below, or at such address or electronic mail address as Purchaser may designate by giving at least ten (10) days’ advance written notice to the Company or (2) if to the Company, to its address or electronic mail address set forth below, or at such other address or electronic mail address as the Company may designate by giving at least ten (10) days’ advance written notice to Purchaser. All such notices and other communications shall be deemed given upon (i) receipt or refusal of receipt, if delivered personally, (ii) three (3) days after being placed in the mail, if mailed, or (iii) transmission, if by electronic mail.

The address of the Company for the purpose of this Section 8(e) is as follows:

Agenus Inc.
3 Forbes Road
Lexington, Massachusetts 02421
Tel: 781.674.4400

Attention: Garo H. Armen

Email: [***]

The address of the Purchaser for the purpose of this Section 8(e) is as follows:

Zynext Ventures USA LLC

73 Route 31N

Pennington, NJ 08534

Tel: 609.730.1900

Attention: Ravi Yadavar, Board of Managers

Email: [***]

With a copy at the same address to:

Attention: Crystal Fisher, Secretary
Email: [***]

(f)
Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the Company and Purchaser; provided that any provision for the sole benefit of the Company may be waived by the Company. Any amendment effected in accordance with this Section 8(f) will be binding upon Purchaser, the Company and their respective successors and permitted assigns.
(g)
Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.
(h)
Entire Agreement. This Agreement, together with all exhibits and schedules hereto and thereto constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.
(i)
Meaning of Include and Including. Whenever in this Agreement the word “include” or “including” is used, it shall be deemed to mean “include, without limitation” or

“including, without limitation,” as the case may be, and the language following “include” or “including” shall not be deemed to set forth an exhaustive list.
(j)
Fees, Costs and Expenses. Except as otherwise provided for in this Agreement, all fees, costs and expenses (including attorneys’ fees and expenses) incurred by any party hereto in connection with the preparation, negotiation and execution of this Agreement and the exhibits and schedules hereto and the consummation of the transactions contemplated hereby and thereby (including the costs associated with any filings with, or compliance with any of the requirements of any governmental authorities), shall be the sole and exclusive responsibility of such party.
(k)
8-K Filing and Publicity. As soon as practicable following the execution of this Agreement but in no event later than 9:30 a.m. Eastern Time on the day following the execution of this Agreement, with the prior review by Purchaser, the Company shall file a Current Report on Form 8-K with the SEC describing the transaction contemplated by this Agreement as an exhibit to such filing (the “8-K Filing” including all attachments); provided that the Company shall consider any comments from Purchaser to the 8-K Filing in good faith. Neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transaction contemplated by this Agreement without the prior consent of the other party; provided, however, that the Company shall be entitled, (i) without the prior approval of any Purchaser, to issue any press release or make any other public disclosure (including a press release pursuant to Rule 135(c) under the Securities Act) in substantial conformity with the 8-K Filing or (ii) with the prior review of Purchaser, if permitted by law, to issue any press release or other public disclosure as is required by applicable law, regulations, and Nasdaq rules; provided that the Company shall consider any comments to a press release or other public disclosure from Purchaser in good faith.
(l)
Stock Splits, Dividends and other Similar Events. The provisions of this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend, reorganization or other similar event that may occur with respect to the Company after the date hereof and prior to the Closing Date.
(m)
Remedies. In addition to being entitled to exercise all rights provided herein, Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Remainder of page intentionally left blank.]

* * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

AGENUS INC.

By: /s/ Garo Armen

Name: Garo H. Armen

Title: Chief Executive Officer and President of the Board of Directors

ZYNEXT VENTURES USA LLC

By: /s/ Jay Kothari

Name: Jay Kothari

Title: Manager

[Securities Purchase Agreement]

EXHIBIT A

COMPANY WIRE INSTRUCTIONS

[***]

37

Schedule 3(g)

[***]

38

APPENDIX I

AGENUS INC.

SHARE ISSUANCE QUESTIONNAIRE

[***]

39

APPENDIX II

AGENUS INC.

REGISTRATION STATEMENT QUESTIONNAIRE

[***]

40